Exhibit 10.3

                ABSOLUTE, UNCONDITIONAL, UNLIMITED AND CONTINUING
                       GUARANTY OF PAYMENT AND PERFORMANCE
                                  BY RWC CORP.

                                                                January 16, 2004

Warrantech Corporation, individually, and as agent ("Agent"), WCPS of Florida, Inc., Warrantech Consumer Product Services, Inc., Warrantech Help Desk, Inc., Warrantech Home Assurance Company, Warrantech Home Service Company, Warrantech Automotive of Florida, Inc., Vemeco, Inc., Warrantech Automotive, Inc. and their respective successors and assigns (individually, including the Agent and all of the above corporations, each is a "Creditor" and collectively, they are the "Creditors")
c/o Warrantech Corporation
2200 Highway 121, Suite 100, Bedford, TX 76021
Attention:  Joel San Antonio.

Dear Sirs:

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Creditors to extend credit to Butler Financial Solutions, LLC, a Delaware limited liability company (the "Debtor"or "Butler"), and to induce Warrantech Corporation to execute a guaranty in favor of Reliance Insurance Company (In Liquidation) of certain of Debtor's obligations relating to obligations of Reliance Warranty Company, a Delaware corporation (the "Guarantor"), and to induce Creditors to make other concessions to Butler and Guarantor, Guarantor hereby absolutely, irrevocably and unconditionally guarantees the due and punctual payment and performance when due of all now or hereafter existing Obligations. The Guarantor agrees that Warrantech and Butler have previously made payments for claims insured by Guarantor which payments Guarantor should have made and that Guarantor is responsible for such claims.

        For purposes of this Guaranty, the following terms and phrases shall have the meanings set forth below:

        "Notes" shall mean each of the Secured Promissory Notes, dated as of November 21, 2001 or June 21, 2002, as amended, restated, supplemented or otherwise modified from time to time, executed by Debtor in favor of each of the Creditors except Agent. Each of the foregoing notes, as amended, restated, supplemented or otherwise modified from time to time is a "Note".

        "Obligations" shall means the collective reference to the unpaid principal of and interest on or under or in connection with each of the Notes, the Reimbursement Agreement, the Omnibus Agreement, the Relevant Documents, and all other debts, obligations and liabilities of the Debtor to any or all of the Creditors of any and every kind (including, without limitation, interest accruing during or after any Event of Default and interest accruing during or
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after any Event of Default based on the filing any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with any, certain or all of this Agreement, any of the Notes, the Reimbursement Agreement, the Omnibus Agreement, any of the Relevant Documents or any other documents or transactions, any replacements or refinancings of any of the foregoing, in each case whether on account of principal, interest, reimbursement or other obligations, fees, costs, expenses, damages, indemnities or otherwise (including, without limitation, all fees and disbursements of counsel to any of the Creditors that are required to be paid by the Debtor or the Guarantor pursuant to the terms of any Note, the Reimbursement Agreement, the Omnibus Agreement or any of the Relevant Documents) and all amounts advanced or spent by Agent or any of the Obligees for the maintenance or preservation of any collateral provided by Debtor or Guarantor as security for the Obligations and all other expenditures any of the Creditors may make under the provisions of this Agreement, any of the Notes, the Reimbursement Agreement, the Omnibus Agreement or any of the Relevant Documents for the benefit of Debtor or Guarantor.

        "Omnibus Agreement" shall mean the Agreement, dated as of November 21, 2002, among Debtor, and the Creditors other than Agent, as amended and supplemented by Amendment and Supplement Number One to Certain Warrantech and Butler Agreements, as amended, restated, supplemented or modified from time to time.

        "Relevant Documents" shall have the meaning set forth in the Omnibus Agreement.

        Notwithstanding anything in this Guaranty, it is understood that while the amount of the Obligations guaranteed hereby is not limited, if in any action or proceeding involving any bankruptcy, insolvency or other law of any state of the United States, the United States or any non-U.S. jurisdiction affecting the rights of creditors generally, this Guaranty would be held or determined to be void, avoidable, invalid or unenforceable as to Guarantor on account of the amount of its aggregate liability under this Guaranty to any of the Creditors, then, the aggregate amount of such liability to such Creditor shall, without any further action of the Creditors or any other person or entity of any kind, be automatically limited and reduced as to the liability to such Creditor to the highest amount which is valid and enforceable as determined in such action or proceeding and the amount of liability of the Guarantor to any other Creditors shall be unaffected thereby.

        Capitalized terms and phrases used in this Guaranty without definition shall have the respective meanings set forth in, or by reference in, the Security Agreement dated as of June 21, 2002 executed by Debtor in favor of Agent, as continued, amended and restated by the First, Continued, Amended and Restated Security Agreement, dated as of even date herewith, as amended restated, supplemented or otherwise modified from time to time (the "Butler Security Agreement").

        The Guarantor agrees that its obligations under this Guaranty are irrevocable, continuing, absolute, independent and unconditional and shall not be affected by any circumstance whatsoever (other than the indefeasible payment

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in full and the complete performance of all of the Obligations, the Assumed
Liabilities and the Dealer Obligor Liabilities and the Creditors voluntarily permanently ceasing to make loans under the Omnibus Agreement and there ceasing to be any amounts in the Account (as defined in the Omnibus Agreement) and the Warrantech Guarantee Agreement ceasing to be in effect) which may constitute a defense or a legal or equitable discharge (whether in whole or in part) of a guarantor or surety, whether foreseen or unforeseen and whether similar or dissimilar to any circumstance described in this Guaranty. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

        (a) This Guaranty is a guaranty of payment and performance and not of collection only. The Guarantor waives any requirement that any Creditor, as a condition of payment or performance by the Guarantor, (i) proceed against the Debtor or any person or entity (any person or entity, a "Person"), (ii) proceed against or exhaust any security received from the Debtor or any other Person, or
(iii) pursue any other remedy whatsoever in the power of such Creditor.

        (b) This Guaranty shall remain in full force and effect until all of the Obligations, the Assumed Liabilities and the Dealer Obligor Liabilities have been completely performed and indefeasibly paid in full and until the Creditors voluntarily permanently ceasing to make loans under the Omnibus Agreement and thereafter for as long as there are any amounts in the Account (as defined in the Omnibus Agreement) or the Warrantech Guarantee Agreement is in effect. The Guarantor's payment and performance of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Obligations that has not been completely performed or indefeasibly paid in full.

        (c) This Guaranty and the obligations of the Guarantor hereunder are not subject to any reduction, limitation, impairment, discharge or termination for any reason other than the complete performance and the indefeasible payment in full of all of the Obligations and the Assumed Liabilities and Dealer Obligor Liabilities and until the Creditors voluntarily permanently ceasing to make loans under the Omnibus Agreement and thereafter for as long as there are any amounts in the Account (as defined in the Omnibus Agreement) or the Warrantech Guarantee Agreement is in effect. Without limiting the generality of the foregoing, the occurrence of any one or more of the following, whether or not the Guarantor shall have had notice or knowledge of any of them shall not reduce, limit, impair, discharge or terminate this Guaranty or the obligations of the Guarantor under this Guaranty:

                i) any change in manner, place or terms of payment of any of the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities;

                ii) any settlement, compromise, release or discharge of, or acceptance or refusal of any offer of performance with respect to, or substitutions for, the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities or any agreement or instrument relating thereto or any subordination of the payment of the Obligations, the Assumed Liabilities or Dealor Obligor Liabilities to the payment of any other obligations;

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                iii)    any rescission, waiver, extension, increase, renewal,
alteration, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to Events of Default) of the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities or the Notes or other agreements relating thereto, or any other guaranties or security for the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities, in each case whether or not in accordance with the terms thereof;

                iv) any failure or omission to exercise, assert or enforce, or any agreement or election not to assert or enforce, any claim or demand or any right, power or remedy with respect to the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities or the Notes or other agreements or instruments relating thereto or any security for the payment of the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities;

                v) the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities or the Notes or any other agreement relating thereto at any time being found to be illegal, invalid or unenforceable in any respect or any provision of applicable law or regulation purporting to prohibit the payment by the Debtor or any Person of any of the Obligations;

                vi) the taking and holding of any security for the payment of the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities or this Guaranty or the Notes or any release, waiver, impairment, surrender, exchange, substitution, compromise, settlement, rescission or subordination thereof;

                vii) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Obligations or this Guaranty; or any enforcement and application of any security now or hereafter held by any of the Creditors in respect of this Guaranty, the Notes, the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities and any direction of the order or manner of sale thereof, or the exercise of any other right or remedy that the Creditors may have with respect to any such security, as the Creditors in their sole discretion may determine, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales;

                viii) any change in or reorganization of the corporate or entity structure of the Guarantor or the Debtor or any Person or any dissolution, termination, consolidation or merger or sale or other disposition of all or substantially all of the assets of or dissolution of the Guarantor, the Debtor or any Person or any consent of the Creditors thereto or to any restructuring of the Obligations; or

                ix) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Obligations.

        The Guarantor hereby expressly waives, for the benefit of the Creditors:

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                i)      any defense arising by reason of the incapacity, lack of
authority or any dissolution of any Person constituting Debtor or Guarantor or any Person;

                ii) any notice of the creation, renewal, extension or accrual of any of the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities and any notice of action (including acceptance of this Guaranty) or inaction;

                iii) any set-off or counterclaim, any demand for performance, notice of nonperformance, diligence, presentment, protest, notice of protest, notice of dishonor, notice of Events of Default, notice of any amendment, renewal, extension or modification of the Obligations, the Assumed Liabilities or Dealer Obligor Liabilities or the Notes or other agreement or instrument related thereto, notice that any portion of the Obligations, Assumed Liabilities or Dealer Obligor Liabilities is due, notice of any collection proceedings, and notice of any other fact which might increase the risk of the Guarantor;

                iv) any defense based upon an assignment or transfer of any of the Obligations;

                v) any action taken with respect to the Notes or the Obligations by any trustee or receiver, or by any court, in any reorganization or other proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing;

                vi) any right to require any of the Creditors to proceed in any order against Debtor or Guarantor or any Person at any time, or to proceed against or exhaust any security held by any of the Creditors at any time, or to pursue any other remedy whatsoever, at any time;

                vii) any defense based on any action taken or omitted by any of the Creditors in any reorganization or other proceeding involving Debtor or Guarantor, including, without limitation, any election to have any Creditor's claim allowed as being secured, partially secured or unsecured, any extension of credit by any of the Creditors or Debtor or Guarantor in any reorganization or other proceeding and the taking and the holding by any of the Creditors of any security for any such extension of credit;

                viii) any duty of any of the Creditors to advise Guarantor of any information known to any of the Creditors regarding the financial condition of Debtor or Guarantor or any Person and all other circumstances affecting Debtor's, Guarantor's or any other Person's ability to perform its obligations to any of the Creditors; the Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such other circumstances;

                ix) any acceptance of partial performance of any of the Obligations;

                x) any defense based upon an election of remedies by any of the Creditors;

                xi) any rights of subrogation, reimbursement, exoneration, contribution and indemnity, and any rights or claims of any kind or nature against the Debtor which arise out of or are caused by the Notes, this Guaranty

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or otherwise, and any rights to enforce any remedy which any of the Creditors now has or may hereafter have against any Person;

                xii) any defense based upon any statute or rule of law that provides that the obligation of a surety cannot be larger in amount or in other respects more burdensome than that of the principal;

                xiii) any benefit of, or any right to participate in, or any notices of exchange, sale, surrender or other handling of or perfection or non-perfection of or with respect to any security or collateral given to any of the Creditors to secure payment or performance of the Obligations or this Guaranty; and

                xiv) to the fullest extent permitted by law, all other defenses or benefits that may be derived from or afforded by law which limit the liability of, or exonerate, Guarantor or sureties, or which may conflict with the terms of this Guaranty.

        If an Event of Default has occurred, any of the Creditors or any successor, estate, heir, representative or assignee of any of the Creditors may recover all amounts due and owing and/or accelerated in respect of the Obligations from any, certain or all of Debtor, the Guarantor and/or any other source as any of the Creditors elects in its sole discretion.

        The obligations of the Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding or action, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, marshaling of assets, assignment for the benefit of creditors or liquidation of Debtor or Guarantor or similar proceedings or actions or by any defense which Debtor or Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding or action. Without limiting the generality of the foregoing, the liability of the Guarantor shall extend to all amounts and obligations that constitute the Obligations and regardless of whether such amounts and obligations are determined to be unenforceable as against the Debtor or not allowable due to the existence of any such proceeding or action with respect to the Debtor.

        The Guarantor agrees that, notwithstanding anything herein, if, after the occurrence of an Event of Default, any of the Creditors is prevented by applicable law from exercising its rights to accelerate the maturity of the Obligations, the Guarantor shall pay to the Creditors upon demand therefor the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Creditors.

        For clarification purposes, the Creditors may proceed against the Guarantor, the Debtor or other Persons as they may determine in their sole and absolute discretion and any such decision or action shall in no way release or diminish the obligations or liability of Guarantor.

        Without limiting the foregoing, the Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any bankruptcy, insolvency or similar proceeding or action (or, if interest on any portion of the Obligations ceases to accrue by operation of

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law by reason of the commencement of said proceeding or action, such interest as would have accrued on such portion of the Obligations if said proceedings or actions had not been commenced) shall be included in the Obligations, it being the intention of the Guarantor that the Obligations which are guaranteed by the Guarantor pursuant to this Guaranty shall be determined without regard to any rule of law or order which may relieve Debtor or Guarantor or any Person of any portion of such Obligations. The Guarantor will permit any trustee in bankruptcy, receiver, Debtor in possession, assignee for the benefit of creditors or similar person to pay the Creditors in respect of any such interest accruing after the date on which such proceeding is commenced.

        This Guaranty shall be binding upon the Guarantor and the successors and assigns of the Guarantor and all Persons who become bound as a debtor to this Guaranty and shall inure to the benefit of the Creditors and their respective successors and assigns. Guarantor may not assign, delegate or transfer its obligations or rights under this Guaranty. Each of the Creditors may assign or transfer its rights under this Guaranty without notice to Guarantor or Guarantor's consent. If an assignment is made, Guarantor shall render performance under this Guaranty to the assignee. Without limiting any Creditor's rights or remedies or Guarantor's obligations, Creditors will use reasonable efforts to notify Debtor of any assignment by any Creditor under this paragraph.

        This Guaranty is in addition to, and not in limitation of, any other rights and remedies the Creditors may have by virtue of any other instrument guaranteeing or securing the Obligations or any other documents or by law or otherwise.

        Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in either the masculine, the feminine and the neuter. The word "will", as used in this Guaranty, shall be mandatory and have the same meaning as the word "shall".

        This Guaranty shall be construed without regard to the principal that a contract should be construed against the draftsperson, and the Guarantor and the Creditors shall be deemed equal draftspersons of this Agreement.

        Except as otherwise specified in this Guaranty, all notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or within one Business Day of dispatch if sent by reputable overnight courier or telecopier addressed as follows: if to any Creditor, to Warrantech Corporation, 2200 Highway 121, Suite 100, Bedford, TX 76021, Attn.: Joel San Antonio, Telecopier No. (817) 785-1368; if to Guarantor, to c/o Butler Financial Solutions, LLC, 2300 Corporate Blvd. NW, Suite 214, Boca Raton, Florida 33431, Attn.: Karen Parker, Secretary/Treasurer, Telecopier No.
(561) 893-0787; or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given.

        Each of the Guarantor and each of the Creditors hereto hereby consents to the exclusive jurisdiction of any state or federal court located within the State of New York, Texas, Delaware, Florida or California, as selected by Agent.

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Each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it, and consents that all service of process may be made by mail or courier service directed to it at the notice address set forth in this Guaranty and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted. Nothing contained in this Paragraph shall affect the right of any party hereto to enforce any judgment obtained in any court in any other court or serve legal process in any other manner permitted by law.

        EACH OF GUARANTOR AND EACH CREDITOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, IT BEING AGREED THAT ALL SUCH TRIALS SHALL BE CONDUCTED SOLELY BY A JUDGE. GUARANTOR AND EACH CREDITOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. GUARANTOR AND EACH CREDITOR AGREES AND ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS GUARANTY OR BEEN ADVISED THAT IT SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS GUARANTY. IF GUARANTOR OR ANY CREDITOR HAS DECIDED NOT TO BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS GUARANTY, IT IRREVOCABLY AND FOREVER WAIVES ANY AND ALL DEFENSES OR RIGHTS ARISING OUT OF OR RELATED TO SAID DECISION.

        The Creditors shall not, by any act, delay, omission, indulgence or otherwise be deemed to have waived any of their rights and/or remedies hereunder or have acquiesced in any Event of Default. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Guaranty shall be effective unless in writing and signed by the Creditors, and with respect to a waiver or discharge so given by the Creditors, shall be effective only in the specific instance and for the specific purpose in which given. No failure to exercise, nor any delay in exercising, on the part of the Creditors, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Creditor would otherwise have on any future occasion. Without limiting any other provision of this Guaranty, each Guarantor acknowledges and agrees that this Guaranty and Guarantor's obligations under this Guaranty are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable. To the extent permitted by applicable law, without limiting any other provision of this Guaranty, the Guarantor hereby absolutely, unconditionally and irrevocably forever waives any and all right to assert any defense, set-off, offset, counterclaim, crossclaim or claim of any nature whatsoever with respect to this Guaranty or the Guarantor's obligations hereunder.

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        Any provision of this Guaranty which is prohibited or void, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        The Guarantor shall promptly pay all costs and expenses of the Creditors, including without limitation, reasonable attorneys' fees and disbursements, (i) resulting from any Event of Default, or (ii) in connection with the enforcement of rights and remedies and collection of amounts owing under this Guaranty, and/or (iii) relating to this Guaranty or the amendment or modification of this Guaranty.

        If, at any time, the rate of interest under this Guaranty shall be deemed by any competent court of law, governmental agency, or tribunal to exceed the maximum rate of interest permitted by the laws of any applicable jurisdiction or the rules or regulations of any applicable regulatory authority or agency, then during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall, to the extent permitted by applicable law, be deemed a voluntary prepayment of principal or, if all principal has been paid, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be promptly refunded to Debtor or Guarantor, as applicable.

        This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any Creditor under the Guaranty or the Obligations is rescinded or must otherwise be restored or returned by any Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or Debtor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, any Guarantor or Debtor or any substantial part of any of its or his respective assets, or upon the entry of an order by a bankruptcy court avoiding the payment of such amount, all as though such payments had not been made, or for any other reason.

        All references to the masculine, feminine and neuter genders in this Guaranty shall be construed as the applicable gender, as the case may be, without regard to which gender is used or referred to in specific language in this Guaranty.

        The rights and remedies expressly provided in this Guaranty and the Notes and any other documents are cumulative and not exclusive of any rights or remedies which Creditors would otherwise have.

        To the maximum extent permitted by applicable law, this Guaranty shall not be terminated or revoked by Guarantor and Guarantor hereby waives its right to terminate or revoke this Guaranty. Notwithstanding the foregoing or anything in this Guaranty, if applicable law provides that this Guaranty can be terminated or revoked by the Guarantor and that such termination or revocation right cannot be waived (which waiver is set forth in this Guaranty), then this Guaranty shall only be terminated or revoked ten (10) Business Days following

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the actual receipt by the Creditors at the address set forth above of written notice signed by the Guarantor of the termination hereof. To the extent permitted be applicable law, no termination hereof shall affect this Guaranty of or with regard to (a) the Obligations which have previously or may thereafter come due under the Relevant Documents then in existence, (b) interest and costs and expenses of collection of such Obligations incurred or accrued after termination, or Creditors obligations incurred or accrued after such termination.

        THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.


                                                   Very truly yours,

                                                   Reliance Warranty Company


                                                   By:
                                                       -------------------------
                                                       Name:  Harris Miller
                                                       Title: President

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                           GUARANTOR'S ACKNOWLEDGEMENT


STATE OF ________________

COUNTY OF __________________


On the ____ day of _______________, 2004, before me personally came and appeared Harris Miller, to me known and known to me to be the foregoing individual described in and who executed the foregoing Guaranty on behalf of Reliance Warranty Company, and duly acknowledged to me that he executed the same on behalf of Reliance Warranty Company.


                                                   ----------------------------
                                                           Notary Public

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